                    SCHEDULE 14A INFORMATION
                         (Rule 14a-101)
            INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or
      Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

               TRI-COUNTY FINANCIAL CORPORATION
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act
      Rules 14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

________________________________________________________________

     5.     Total fee paid:
________________________________________________________________

[  ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

                          April 13, 1998





Dear Stockholder:

    I am pleased to invite you to attend the Annual Meeting of the Stockholders of Tri-County Financial Corporation (the "Corporation") to be held in the second floor Board Room at the main office of Community Bank of Tri-County, 3035 Leonardtown Road, Waldorf, Maryland on Wednesday, May 13, 1998 at 10:00 a.m.

    The attached Notice and Proxy Statement describe the formal business to be transacted at the meeting. Directors and officers of the Corporation as well as a representative of Stegman & Company will be present to respond to any questions the stockholders may have.

    Your vote is important, regardless of the number of shares you own. ON BEHALF OF THE BOARD OF DIRECTORS, I URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE, EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.


                           Sincerely,

                           /s/ Michael L. Middleton
                           ------------------------

                           Michael L. Middleton
                           President

                 TRI-COUNTY FINANCIAL CORPORATION
                      3035 LEONARDTOWN ROAD
                    WALDORF, MARYLAND   20601
                          (301) 645-5601


             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON MAY 13, 1998


    NOTICE IS HEREBY GIVEN that the Annual Meeting of
Stockholders (the "Meeting") of Tri-County Financial Corporation
(the "Corporation") will be held in the second floor Board Room at the main office of Community Bank of Tri-County, 3035
Leonardtown Road, Waldorf, Maryland on Wednesday, May 13, 1998, at 10:00 a.m.

    A Proxy Card and a Proxy Statement for the Meeting are enclosed.

    The Meeting is for the purpose of considering and acting upon:

    1.   The election of three directors of the Corporation; and

    2. Such other matters as may properly come before the Meeting or any adjournments thereof.

    The Board of Directors is not aware of any other business to come before the Meeting.

    Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. The Board of Directors has fixed the close of business on March 13, 1998, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

    You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                             BY ORDER OF THE BOARD OF DIRECTORS

                             /s/ Henry A. Shorter, Jr.
                             -------------------------

                             HENRY A. SHORTER, JR.
                             SECRETARY

Waldorf, Maryland
April 13, 1998


IMPORTANT:   THE PROMPT RETURN OF PROXIES WILL SAVE THE
CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER
TO ENSURE A QUORUM.  AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR
CONVENIENCE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED
STATES.

                         PROXY STATEMENT
                                OF
                 TRI-COUNTY FINANCIAL CORPORATION
                      3035 LEONARDTOWN ROAD
                     WALDORF, MARYLAND  20601
                          (301) 645-5601
________________________________________________________________

                  ANNUAL MEETING OF STOCKHOLDERS
                           MAY 13, 1998
________________________________________________________________


    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tri-County Financial Corporation ("Tri-County Financial" or the "Corporation") to be used at the Annual Meeting of Stockholders of the Corporation (the "Meeting"), which will be held in the second floor Board Room at the main office of Community Bank of Tri-County, 3035 Leonardtown Road, Waldorf, Maryland on Wednesday, May 13, 1998 at 10:00 a.m. The accompanying notice of meeting and this Proxy Statement are being first mailed to stockholders on or about April 13, 1998.

________________________________________________________________
                      REVOCATION OF PROXIES
________________________________________________________________

    Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation at the address shown above or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Corporation will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for director set forth below and in favor of each of the other proposals set forth in this Proxy Statement for consideration at the Meeting.

________________________________________________________________
         VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
________________________________________________________________

    Stockholders of record as of the close of business on March
13, 1998 are entitled to one vote for each share then held. As of March 13, 1998, the Corporation had 782,866 shares of common stock par value $.01 (the "Common Stock") issued and outstanding.

    The following table sets forth, as of April 6, 1998, certain information as to those persons who were beneficial owners of more than 5% of the Corporation's outstanding shares of Common Stock and as to the shares of Common Stock beneficially owned by each director, each officer named in the summary compensation table and by all executive officers and directors of the Corporation as a group. Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership with the Corporation and the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Based upon such reports, management knows of no person, other than those set forth in the table below, who owned more than 5% of the Corporation's outstanding shares of Common Stock at April 6, 1998. All beneficial owners listed in the table have the same address as the Corporation.

                                      Amount and          Percent of
                                      Nature of            Shares of
     Name of                          Beneficial          Common Stock
Beneficial Owners                    Ownership (1)        Outstanding
-----------------                    -------------        ------------

Community Bank of Tri-County             56,740 (2)            7.2%
  Employee Stock Ownership Plan
  ("ESOP")

Michael L. Middleton                     76,243 (3)            9.4%
C. Marie Brown                           23,900 (4)            3.0%
Herbert N. Redmond, Jr.                  10,092 (6)            1.3%
Henry A. Shorter, Jr.                    25,234 (5)            3.2%
Gordon A. O'Neill                        38,428 (5)(6)         4.9%
W. Edelen Gough, Jr.                     11,463 (5)            1.5%
H. Beaman Smith                          27,743 (5)            3.5%

All Executive Officers and              235,771 (7)           27.6%
   Directors as a Group
   (9 persons)

[FN]
_______________
(1) Includes certain shares owned by spouses, or as custodian or trustee for minor children over which shares all officers and directors as a group effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(2) These shares are currently held in a suspense account for future allocation and/or distribution among participants as the loan used to purchase the shares is repaid. The ESOP trustees vote all allocated shares in accordance with the instructions of the participating employees. Unallocated shares and shares for which no instructions have been received are voted by the trustees in the manner directed by the ESOP committee.
(3) Includes 25,735 shares of Common Stock which may be received upon the exercise of stock options. Also includes 7,431 shares of Common Stock allocated to Mr. Middleton under the ESOP.
(4) Includes 10,167 shares of Common Stock which may be received upon the exercise of stock options and 4,671 shares of Common Stock allocated to Ms. Brown under the ESOP.
(5) Includes 7,554, 7,554, 1,928 and 7,554 shares that may be received upon the exercise of options by Directors Shorter, O'Neill, Gough and Smith, respectively.
(6) Includes 9,572 shares of Common Stock held by the ESOP which have not been allocated to the accounts of participants; these shares are deemed to be under the control of the Director in connection with his service as Trustee of the ESOP.
(7) Includes 70,587 shares of Common Stock which may be received upon the exercise of stock options. Also includes 16,894 shares of Common Stock allocated to all executive officers and directors as a group under the ESOP and 9,572 shares held by the ESOP that are not allocated to the accounts of participants and are deemed to be under the control of two Directors in connection with their service as Trustees of the ESOP.


________________________________________________________________
                PROPOSAL I - ELECTION OF DIRECTORS
________________________________________________________________

    Tri-County Financial's Board of Directors currently consists of seven members. The Corporation's Articles of Incorporation provide that directors are to be elected for terms of three years, approximately one-third of whom are to be elected annually.

    The Board of Directors has nominated for election as directors Michael L. Middleton, Gordon A. O'Neill and C. Marie Brown to serve for three year terms and until their successors are elected and qualified. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. The Corporation's Articles of Incorporation provide that stockholders may not cumulate their votes for the election of directors.

    If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

    Under the Corporation's Bylaws, directors shall be elected by a majority of those votes cast by stockholders at the Meeting. Votes which are not cast at the Meeting, either because of abstentions or broker non-votes, are not considered in determining the number of votes which have been cast for or against the election of a nominee.

    The following table sets forth certain information for each nominee and director continuing in office.

                         AGE AT         FIRST           YEAR
                        DECEMBER       ELECTED         TERM TO
       NAME             31, 1997      DIRECTOR(1)       EXPIRE
       ----             --------      -----------      --------
BOARD NOMINEES:

Michael L. Middleton       50             1979          2001 (2)
Gordon A. O'Neill          72             1968          2001 (2)
C. Marie Brown             55             1991          2001 (2)

DIRECTORS CONTINUING IN OFFICE:

W. Edelen Gough, Jr.       69             1970          1999
Beaman Smith               52             1986          1999
Herbert N. Redmond, Jr.    57             1997          2000
Henry A. Shorter, Jr.      67             1966          2000

[FN]
_______________
(1) Reflects the year first elected as a director of Community Bank of Tri-County (the "Bank"). With the exception of Ms. Brown, who was appointed in October 1991, and Mr. Redmond, who was appointed in May 1997, each director became a director of the Corporation on the date of its incorporation in September 1989.
(2)  Assuming the individual is elected.


    The principal occupation of each director of Tri-County
Financial is set forth below. Unless otherwise noted, all directors have held the position described below for at least the past five years and reside in southern Maryland.

    MICHAEL L. MIDDLETON is President and Chief Executive Officer of the Corporation and the Bank. Mr. Middleton joined the Bank in 1973 and served in various management positions until 1979 when he became President of the Bank. Mr. Middleton is a Certified Public Accountant and holds a Masters of Business Administration. As President and Chief Executive Officer of the Bank, Mr. Middleton is responsible for the overall operation of the Bank pursuant to the policies and procedures established by the Board of Directors. Mr. Middleton is a member of the Rotary Club of Waldorf and is a Paul Harris Fellow. Since December 1995, Mr. Middleton has served on the Board of Directors of the Federal Home Loan Bank of Atlanta.

    GORDON A. O'NEILL is a partner in the insurance agency of Alger & O'Neill located in La Plata, Maryland. He is a member of the Charles County Chamber of Commerce and the La Plata
Business Association.

    C. MARIE BROWN has been associated with the Bank for 21 years and serves as its Senior Vice President of Human Resources and Data Processing. Ms. Brown is an alumnus of Charles County Community College with an associates of arts degree in management development. She is a supporter of the Handicapped and Retarded Citizens of Charles County, of Zonta and of various administrative committees of the Hughesville Baptist Church.

    W. EDELEN GOUGH, JR. retired from his position as senior vice president in charge of administration of the Corporation and the Bank in May 1994. He had served in this capacity with the Bank since 1970. He is a member and director of the Rotary Club of Leonardtown, Maryland and a member and Vice President of the Literary Council of St. Mary's County.

    BEAMAN SMITH is the Treasurer of the Corporation, President of Accosystems, Inc., a computer software company, and Vice President of Fry Plumbing Company of Washington, D.C. Prior to that time, Mr. Smith was a majority owner of the Smith's Family Honey Company in Bryans Road, Maryland. Mr. Smith is a Trustee of the Ferguson Foundation, a member of the Bryans Road Sports Council and the Treasurer of the Mayaone Association.

    HERBERT N. REDMOND, JR. is the Senior Vice President and Manager of the St. Mary's County office of the D.H. Steffens Company, which provides civil engineering, land planning and land surveying services. He is a member and director of the Leonardtown Rotary, serves on the boards of Health Share of St. Mary's County and the St. Mary's County Building Officials and Code Administrators Appeals Board, participates in the St. Mary's County Development Review Forum and is a member of the St. Mary's County Historical Society.

    HENRY A. SHORTER, JR. is the Secretary of the Corporation and the Bank, and has served in this capacity with the Bank since 1968. Mr. Shorter is a member of the American Legion and is a retired restaurant owner.

________________________________________________________________
        MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
________________________________________________________________

    The Board of Directors conducts its business through meetings of the Board and through activities of its committees. No director of the Corporation attended fewer than 75% of the total meetings of the Board of Directors and committees on which such Board member served during this period.
    The Corporation's audit committee, consisting of the full Board of Directors of the Corporation, meets with the Corporation's independent auditors in connection with its annual audit and to review the Corporation's accounting and financial reporting policies and practices. The Board of Directors met once in its capacity as audit committee during 1997.


    The Corporation's full Board of Directors acts as a nominating committee for the annual selection of its nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Corporation's stockholders for nominees nor established any procedures for this purpose. The Board of Directors met once in its capacity as nominating committee during 1997.

________________________________________________________________
                      EXECUTIVE COMPENSATION
________________________________________________________________

SUMMARY COMPENSATION TABLE

    The following table sets forth the cash and noncash compensation awarded to or earned in the last three years by the chief executive officer of the Corporation and the only other executive officer who earned in excess of $100,000 in salary and bonus in 1997.

                                                             Long-Term
                                 Annual Compensation        Compensation
     Name and                    -------------------           Awards         All Other
Principal Position      Year     Salary      Bonus(1)      Option/SAAs(2)    Compensation
------------------      ----     ------      --------      --------------    ------------
Michael L. Middleton    1997    $ 138,867    $ 78,540              --        $  39,196 (3)
 President              1996      134,588      79,945              --           25,328
                        1995      130,600      90,627      3,077/7,693 (4)      16,985

C. Marie Brown          1997    $  86,154    $ 38,982              --        $  30,008 (5)
 Senior Vice President  1996       83,500      39,679              --           22,202
                        1995       80,000      44,411      1,508/3,770 (4)      14,447

Gregory C. Cockerham    1997       76,959      32,645              --           14,914 (6)
 Senior Vice President  1996       73,446      21,812              --            8,908
                        1995       71,000      24,634        836/2,091           5,471

[FN]
_______________
(1) Represents bonuses paid pursuant to the Bank's Executive Incentive Compensation Plan (the "Incentive Plan"), adopted by the Board of Directors in February 1992. Pursuant to the Incentive Plan, the Bank, for each year in which the Incentive Plan is in effect, pays each participant a year-end bonus equal to a percentage of his compensation times the "Multiplier," as defined below. The percentage of compensation taken into account for Mr. Middleton, Ms. Brown and Mr. Cockerham for this purpose is 10%, 8% and 7.5%, respectively. The multiplier equals (i) the sum of
     (a) 80% of the percentage by which the Corporation's return on average equity ("ROE") exceeds the median ROE of other members of a peer group comprised of all other savings associations headquartered in the State of Maryland, and
     (b) 20% of the percentage by which the Corporation's ROE exceeds the median ROE of other members of a peer group comprised of all other Federal Reserve member banks headquartered in the State of Maryland, plus (ii) the sum of (a) 80% of the percentage by which the Bank's nonperforming loans (loans over 90 days delinquent and other real estate owned) as a percentage of gross loans ("NPL") betters the median NPL of other members of the Maryland savings association peer group, and (b) 20% of the percentage by which the Bank's NPL betters the median NPL of other members of the Federal Reserve member bank peer group.
(2)  Consists of awards under the Incentive Plan.
(3) Consists of $10,300 in directors' fees, $18,491 in contributions under the ESOP, matching contributions under the 401(k) Plan of $4,750, split-dollar life insurance premiums of $1,075 and disability insurance premiums of $4,580.
(4) On December 31, 1996, Mr. Middleton, Ms. Brown and Mr. Cockerham waived the right to receive payments related to 1996 appreciation and all future payments related to outstanding previously issued SAAs.
(5) Consists of $10,300 in directors' fees, $15,173 in contributions under the Bank's ESOP, matching contributions under the 401(k) Plan of $3,775 and split-dollar life insurance premiums of $760.
(6) Consists of $11,951 in contributions under the Bank's ESOP and matching contributions under the 401(k) Plan of $2,963.


________________________________________________________________
      AGGREGATED OPTION/SAA EXERCISES IN 1997 AND YEAR-END
                     OPTION/SAA VALUES
________________________________________________________________

    The following table sets forth information concerning exercises of options/SAAs by the named executive officers during the year ended December 31, 1997, as well as the value of options/SAAs held by such persons at the end of the fiscal year.

                                                          NUMBER OF          NUMBER OF
                                                         UNEXERCISED        UNEXERCISED
                                                       OPTIONS/SAAS AT    OPTIONS/SAAS AT
                          SHARES                       FISCAL YEAR-END    FISCAL YEAR-END
                         ACQUIRED         VALUE       (ALL IMMEDIATELY   (ALL IMMEDIATELY
       NAME             ON EXERCISE      REALIZED       EXERCISABLE)       EXERCISABLE)
       ----             -----------      --------     ----------------   ----------------
Michael L. Middleton       4,123         $ 66,961           25,735          $ 310,058

C. Marie Brown             2,248           29,755           10,167            118,852

Gregory C. Cockerham           0                0            7,746             96,064



EMPLOYMENT AGREEMENTS

    The Bank maintains an employment agreement with Michael L. Middleton which currently provides for an annual salary of $142,097. The agreement provides for Mr. Middleton's employment for a period of five years, subject to an automatic annual one-year extension. The agreement provides for termination for cause or upon certain events specified in the agreement. The agreement is also terminable by the Bank without cause, in which case Mr. Middleton would be entitled to three full year's compensation as in effect on the date of termination payable in a lump sum, plus full life, health, disability and other benefits as in effect on the date of termination for a period of three years. If, following a change in control of the Corporation or the Bank, the Bank terminates Mr. Middleton's employment for any reason other than (i) just cause, as defined in the agreement or if the Bank otherwise changes the capacity or circumstances in which Mr. Middleton is employed or causes a reduction in his responsibilities, authority, compensation or other benefits provided under the agreement without Mr. Middleton's consent, then Mr. Middleton shall be entitled to receive an amount equal to 2.99 times the average annual compensation payable by the Bank and includable in Mr. Middleton's gross income for the most recent five taxable years. Control refers to the ownership of 25% or more of the Bank's or Corporation's Common Stock by any person or group. The agreement provides, among other things, for annual review of compensation, for participation in an equitable manner in any stock option plan or incentive plan to the extent authorized by the Bank's Board of Directors for its key management employees and for participation in pension, group life insurance, medical coverage and in other employee benefits applicable to executive personnel.

    The Bank maintains a similar employment agreement with C. Marie Brown, Senior Vice President of Human Resources and Data Processing. Ms. Brown's agreement has a three-year term and provides for a current annual salary of $88,158 and a change in control payment equal to 2.00 times Ms. Brown's five-year average annual compensation.

    The Bank maintains a similar employment agreement with Gregory C. Cockerham, Senior Vice President of Lending. Mr. Cockerham's agreement has a three year term and provides for a current annual salary of $78,796 and a change in control payment equal to 2.00 times Mr. Cockerham's five-year average annual compensation.

    The aggregate payment that would be made to Mr. Middleton, Ms. Brown and Mr. Cockerham assuming the termination of their employment under the foregoing circumstances at December 31, 1997 would be approximately $410,000, $168,000 and $150,000, respectively.


________________________________________________________________
                     DIRECTORS' COMPENSATION
________________________________________________________________

BOARD FEES

    Directors of the Corporation receive fees of $300 per
meeting attended.   Members of the Bank's Board of Directors
currently receive fees of $375 per meeting attended and an annual retainer of $3,500. Members of the Bank's executive committee receive a fee of $375 per meeting attended. Members of the Bank's audit committee receive fees of $375 per meeting attended.

STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

    The Corporation maintains a stock option plan for non-employee directors, adopted by the Board of Directors in December 1995. Under that plan, the Corporation granted to non-employee directors options to purchase an aggregate of 8,750 shares of the Common Stock during 1995. No options were granted to directors under this plan during 1997.

DIRECTOR RETIREMENT PLAN

    The Bank's Board of Directors has adopted a retirement plan for members of the Board of Directors of the Bank (the "Directors' Plan"), effective January 1, 1995. Under the Directors' Plan, each non-employee Directors of the Bank will receive an annual retirement benefit for ten years following his termination of service on the Bank's Board in an amount equal to the product of his "Benefit Percentage," his "Vested Percentage," and $3,500. A participant's "Benefit Percentage" is based on his overall years of service as a non-employee director of the Bank, and increases in increments of 33-1/3% from 0% for less than five years of service, to 33-1/3% for five to nine years of service, to 66-2/3% for 10 to 14 years of service, and to 100% for 15 or more years of service. A participant's "Vested Percentage" equals 33-1/3% if the participant is serving on the Board on January 1, 1995 (the "Effective Date"), increases to 66-2/3% if the participant completes one year of service after the Effective Date, and becomes 100% if the participant completes a second year of service after the Effective Date. However, in the event a participant retires from service on the Board due to "disability" (as determined by the Board of Directors of the Bank) or for any reason after attaining age 65, the participant's Vested Percentage will become 100% regardless of his years of service. A participant's vested percentage will also become 100% in the event of a "change in control" (as defined in the Directors' Plan). This provision may have the effect of deferring a hostile change in control by increasing the costs of acquiring control.

    If a participant terminates service on the Board due to disability, the Bank will pay the participant each year for ten years an amount equal to the product of his Benefit Percentage and $3,500. The Directors' Plan also provides death benefits to a participant's surviving spouse under certain conditions.

    The Directors' Plan also establishes a deferred compensation program for members of the Board of Directors of the Bank.
Under the Directors' Plan, directors of the Bank may elect to defer all or any portion of the fees and/or salary otherwise payable to him or her in cash for any calendar year in which the Directors' Plan is in effect. Deferred amounts will be credited to a bookkeeping account in the participant's name, which will also be credited annually with: (a) the investment return which would have resulted if such deferred amounts had been invested in savings accounts having a return equal to the highest interest rate which the Bank pays on certificates of deposit, regardless of their term, and (b) a deemed matching contribution by the Bank in an amount equal to the product of the "Multiplier" (as defined below) for the calendar year, and 1.5% of the participant's aggregate fee deferrals for the year. The multiplier equals (i) the sum of (a) 80% of the percentage by which the Corporation's return on average equity ("ROE") exceeds the median ROE of other members of a peer group comprised of all other savings associations headquartered in the State of Maryland, and (b) 20% of the percentage by which the Corporation's ROE exceeds the median ROE of other members of a peer group comprised of all other Federal Reserve member banks headquartered in the State of Maryland, plus (ii) the sum of (a) 80% of the percentage by which the Bank's nonperforming loans (loans over 90 days delinquent

and other real estate owned) as a percentage of gross loans ("NPL") betters the median NPL of other members of the Maryland savings association peer group, and (b) 20% of the percentage by which the Bank's NPL betters the median NPL of other members of the Federal Reserve member bank peer group. Participants may determine the time and form of benefit payments and may cease future deferrals any time. Changes in participant elections generally become effective only as of the following January 1st, except that (i) elections designating a beneficiary or ceasing future contributions will be given immediate effect, and (ii) participants may change elections as to the timing or form of distributions only with respect to subsequently deferred compensation.

________________________________________________________________
     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
________________________________________________________________

    Pursuant to regulations promulgated under the Securities Exchange Act of 1934, the Corporation's officers, directors and persons who own more than 10% of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Corporation with copies of all such reports. Based solely on its review of the copies of such reports received during the past fiscal year or with respect to the last fiscal year, the Corporation believes that during 1997, all of its officers, directors and all of its stockholders owning in excess of 10% of the outstanding Common Stock have complied with the reporting requirements.

________________________________________________________________
          TRANSACTIONS WITH THE CORPORATION AND THE BANK
________________________________________________________________

    The Bank has followed a policy of offering loans to its officers, directors and employees for the financing and improvement of their personal residences as well as consumer loans. These loans are made in the ordinary course of business and upon substantially the same terms, including collateral, interest rate and origination fees, as those prevailing at the time for comparable transactions, and do not involve more than the normal risk of collectibility or present any unfavorable features.
________________________________________________________________
              RELATIONSHIP WITH INDEPENDENT AUDITORS
________________________________________________________________

    Effective on September 19, 1997, the Corporation's Board of Directors, acting as the Audit Committee, voted to replace the Corporation's former independent auditors, Deloitte & Touche LLP, with the Corporation's current independent auditors, Stegman & Company. In connection with their audit of the fiscal year ended December 31, 1996 and through the date of their dismissal, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference to the subject of such disagreement in connection with their reports. In addition, during this period there was no adverse opinion or disclaimer of opinion or any opinion qualified or modified as to uncertainty, audit scope or accounting principles.

    The Board of Directors presently intends to renew the Company's arrangements with Stegman & Company to be its independent auditors for the fiscal year ending December 31, 1998. A representative of Stegman & Company is expected to be present at the Meeting to respond to appropriate questions and to make a statement, if so desired.

________________________________________________________________
                          OTHER MATTERS
________________________________________________________________

    The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof by the person or persons voting the proxies as directed by the Board of Directors.


________________________________________________________________
                          MISCELLANEOUS
________________________________________________________________

    The cost of solicitation of proxies will be borne by the Corporation. In addition to conducting solicitations by mail, directors, officers, and regular employees of the Corporation may solicit proxies personally or by telegraph or telephone without additional compensation.

    The Corporation's Annual Report to Stockholders, including financial statements, accompanies this proxy statement. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

________________________________________________________________
                      STOCKHOLDER PROPOSALS
________________________________________________________________


    To be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's main office at 3035 Leonardtown Road, Waldorf, Maryland 20601 no later than December 13, 1998. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                         BY ORDER OF THE BOARD OF DIRECTORS

                         /s/ Henry A. Shorter, Jr.
                         -------------------------

                         HENRY A. SHORTER, JR.
                         SECRETARY

Waldorf, Maryland
April 13, 1998
________________________________________________________________
                            FORM 10-K
________________________________________________________________

A COPY OF THE CORPORATION'S FORM 10-K AS FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT
CHARGE TO STOCKHOLDERS AS OF MARCH 13, 1998, UPON WRITTEN
REQUEST TO THE SECRETARY, TRI-COUNTY FINANCIAL CORPORATION, 3035
LEONARDTOWN ROAD, WALDORF, MARYLAND 20601

                         REVOCABLE PROXY

                 TRI-COUNTY FINANCIAL CORPORATION

                  ANNUAL MEETING OF STOCKHOLDERS
                           MAY 13, 1998

    The undersigned hereby appoints W. Edelen Gough, Jr. and Herbert N. Redmond, Jr., with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of Tri-County Financial Corporation (the "Corporation") that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held in the second floor Board Room at the main office of Community Bank of Tri-County, 3035 Leonardtown Road, Waldorf, Maryland on Wednesday, May 13, 1998 at 10:00 a.m. and at any and all adjournments thereof, as follows:

                                                      VOTE
                                            FOR     WITHHELD

       The election as directors of all     [ ]        [ ]
       nominees listed below (except as
       marked to the contrary).

       Michael L. Middleton
       Gordon A. O'Neill
       C. Marie Brown

       INSTRUCTION:  To withhold your vote
       for any nominee, write that nominee's
       name on the line below.

       _____________________________________


    The Board of Directors recommends a vote "FOR" the listed proposition.

________________________________________________________________

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DIRECTED BY THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXY HOLDERS TO VOTE WITH RESPECT TO APPROVAL OF THE MINUTES OF THE PRIOR MEETING OF STOCKHOLDERS, THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE 1998 ANNUAL MEETING.
________________________________________________________________

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

    Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

    The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of notice of the Meeting, a proxy statement dated April 13, 1998, and an annual report.



Dated: _______________, 1998



____________________________        ____________________________
PRINT NAME OF STOCKHOLDER           PRINT NAME OF STOCKHOLDER

____________________________        ____________________________
SIGNATURE OF STOCKHOLDER            SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the enclosed card.
When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

________________________________________________________________

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PREPAID ENVELOPE.
________________________________________________________________